Exhibit 10.76

Guy Carpenter & Company, Inc.

44 Whippany Road

P.O. Box 1926

Morristown, NJ 07962-1926

973 285 7900  Fax 917 934 9700

Cover Note

File #:                  8493-00-0009-00

Effective Date:  January 1, 2004

Issue Date:

COMPANY:

SCPIE HOLDINGS, INC.,

AND/OR SCPIE INDEMNITY COMPANY,

AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,

AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,

AND/OR SCPIE INSURANCE SERVICES, INC.,

AND/OR SCPIE MANAGEMENT SERVICES, INC.,

LOS ANGELES, CALIFORNIA

TYPE

FIRST – THIRD EXCESS OF LOSS REINSURANCE AGREEMENT

BUSINESS COVERED:

1.	Physicians & Surgeons Comprehensive Professional and Business Liability, including Clinics and Clinical Laboratories.

2.	Professional and Business Liability Policies for Hospitals and Healthcare Facilities, including:

a.	Modified Claims Made Coverage Hospitals and Medical Centers (Primary & Excess);

b.	Claims Made Coverage Hospitals and Medical Centers (Primary & Excess);

c.	Excess Automobile Liability and Excess Employers Liability associated with the policy forms outlined above.

3.	Errors and Omissions Liability Policies for Managed Care Organizations, and Directors and Officers Liability Policies.

4.	Physicians and Surgeons Comprehensive Professional Liability and Personal Umbrella Business underwritten by Brown & Brown, Inc., Tampa, Florida.

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File #:                    8493-00-0009-00

Effective Date:    January 1, 2004

Issue Date:

TERM:

January 1, 2004 to December 31, 2004 as respects claims made during the calendar year 2004.

The term “claims made” as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence, or Modified Claims Made Policies, claims or losses first notified to the Company during the term of this Agreement.

Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

In the event of cancellation or non-renewal, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, at terms to be mutually agreed.

TERRITORY:

As per the Company’s original policies, contracts, or binders.

EXCLUSIONS:

1.	Insolvency Funds.

2.	Nuclear Incident - Liability - Reinsurance.

3.	Assumed Reinsurance other than for Licensing, Financial Rating Purposes or Acquisition Purposes.

4.	Terrorism per NMA 2929.

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File #:                    8493-00-0009-00

Effective Date:    January 1, 2004

Issue Date:

RETENTION AND LIMIT:

First Layer:

A.)	$3,000,000 each and every loss in excess of $2,000,000 each and every loss.

Reinsurers maximum aggregate liability, during the term of this Agreement shall be $18,000,000.

Not withstanding the foregoing it is a condition hereto that an Annual Aggregate Deductible of $3,000,000, otherwise recoverable, shall first be deducted before any liability attaches hereon.

Second Layer:

A.)	$5,000,000 each and every loss in excess of $5,000,000 each and every loss.

B.)	Reinstatements -	First - Computed Pro-Rata as to amount, 60% as to Premium.

Second - Computed Pro-Rata as to amount, 100% as to Premium.

Third Layer:

A.)	$10,000,000 each and every loss in excess of $10,000,000 each and every loss.

B.)	Reinstatement -	One in all computed Pro-Rata as to amount, 100% as to Premium.

WARRANTY:

1.)	In respect of Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, the Maximum Policy Limit is $10,000,000 subject to inuring protection of $8,000,000 in excess of $2,000,000 with a maximum aggregate of $8,000,000 during each 12 month period, or so deemed.

2.)	Coverage for Professional and Business Liability Policies for Hospitals is restricted to policies incepting prior to January 1, 2002, the Maximum Policy Limit is $50,000,000, or so deemed.

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File #:                    8493-00-0009-00

Effective Date:    January 1, 2004

Issue Date:

WARRANTY (Continued):

3.)	In respect of Professional and Business Liability Policies for Healthcare Facilities, the Maximum Policy Limit is $10,000,000 for policies incepting prior to January 1, 2002, and $5,000,000 for policies incepting on or after January 1, 2002, or so deemed.

4.)	In respect of Errors and Omissions Liability Policies for Managed Care Organizations, Directors and Officers Liability Policies, and Employment Practices Liability Insurance, the Maximum Policy Limit is $5,000,000 for policies incepting prior to January 1, 2002, and $1,000,000 for policies incepting on or after January 1, 2002, or so deemed.

5.)	In respect of Professional and Business Liability Policies for Dentists, excluding coverages for Oral and Maxillofacial Surgeons, the Maximum Policy Limit is $10,000,000, for policies incepting prior to January 1, 2002, and $2,000,000 for policies incepting on or after January 1, 2002, or so deemed.

PREMIUM:

First Layer:

4.43% of G.N.E.P.I.

Deposit - $6,200,000 payable $3,100,000 semi-annually.

Minimum - $4,960,000

Second Layer:

2.47% of G.N.E.P.I.

Deposit - $3,458,000 payable $1,729,000 semi-annually.

Minimum - $2,766,000

Third Layer:

1.45% of G.N.E.P.I.

Deposit - $2,030,000 payable $1,015,000 semi-annually.

Minimum - $1,624,000

ATTACHMENT OF LIABILITY:

(A)	For purposes of determining the attachment of the Reinsurers liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same incident, and in which First Notice of Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder.

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File #:                    8493-00-0009-00

Effective Date:    January 1, 2004

Issue Date:

ATTACHMENT OF LIABILITY (Continued):

(B)	The date of a loss hereunder shall be the earliest date, within the term of this Agreement, that the Company has received First Notice of Claim or Circumstance.

ACCOUNTING:

Premiums - Payments within 60 days of respective due date.

Losses - Payments within 60 days of receipt of proof of loss.

Outstanding losses reported individually as they occur.

GENERAL CONDITIONS:

Loss Adjustment Expenses to be included with the Ultimate Net Loss.

Excess of Original Policy Limits Clause

80% Extra Contractual Obligations Clause

Ultimate Net Loss Clause including Declaratory Judgement Expenses incurred in connection with coverage questions and legal actions related to a specific claim.

Net Retained Lines Clause

Notice of Loss Clause

Loss Funding Clause - Including IBNR (See Attached)

Special Funding Clause

Confidentiality Clause

Commutation Clause by Mutual Agreement

Federal Excise Tax Clause

Errors and Omissions Clause

Insolvency Clause

Offset Clause – BRMA 36A

Service of Suit Clause

Mode of Execution Clause

Arbitration Clause

Access to Records Clause

Guy Carpenter & Company, Inc. Intermediary Clause

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File #:                    8493-00-0009-00

Effective Date:    January 1, 2004

Issue Date:

INFORMATION:

2004 Premium Estimates by Line:
Physicians SCPIE	$100,800,000
Physicians (Standard) AHI-CA	$20,400,000
Physicians Other than CA. Std. AHI	$2,100,000
Physicians - Non Standard AHI	$2,900,000
Physicians - Non Standard AHSIC	$00

Subtotal:	$126,200,000

Healthcare Facilities	$8,100,000
Heathcare Providers	$1,700,000
Umbrella	$700,000
Managed Care E&O	$1,300,000
Directors & Officers	$900,000
SCPIE Best Defense	$500,000

Subtotal:	$13,200,000

Brown & Brown
Physicians	$500,000
Phys. - Dentists & Oral Surgeons	$100,000

Subtotal:	$600,000

Grand Total:	$140,000,000

REGULATION 98:

Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

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File #:                    8493-00-0009-00

Effective Date:    January 1, 2004

Issue Date:

EFFECTED WITH:

First Layer

Reinsurer	FEIN #	NAIC #	1st Layer
Various Markets through GC London			65.00%
Hannover Rückversicherung AG	AA-1340125		35.00%
Total			100.00%

Second Layer

Reinsurer	FEIN #	NAIC #	2nd Layer
Various Markets through GC London			70.00%
Hannover Rückversicherung AG	AA-1340125	N/A	30.00%
Total			100.00%

Third Layer

Reinsurer	FEIN #	NAIC #	3rd Layer
Various Markets through GC London			85.00%
Hannover Rückversicherung AG	AA-1340125	N/A	15.00%
Total			100.00%

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File #:                    8493-00-0009-00

Effective Date:    January 1, 2004

Issue Date:

This Cover Note confirms the terms and conditions of the reinsurance negotiated with the listed reinsurers on your behalf. In the event that any of these details do not meet with your approval, or the security of the participating reinsurers does not meet with your requirements, please notify this office immediately. If all is in order, please sign and return one copy of this Cover Note to confirm your approval and complete our files.

Managing Director Guy Carpenter & Company, Inc.	Senior Vice President Guy Carpenter & Company, Inc.

Date	Date

SCPIE Indemnity Company

Date